UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): August 1, 2022

Camber Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-29219	20-2660243
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15915 Katy Freeway, Suite 450 Houston, TX	77094
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (281) 404-4387

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CEI	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.08. Shareholder Director Nominations.

On August 1, 2022, Camber Energy, Inc. (the “Company”) announced that the Company’s combined 2021 and 2022 Annual Meeting of Stockholders (the “Annual Meeting”) will be held on September 27, 2022. The Company did not hold an annual meeting last year and as such is holding a combined annual meeting for the fiscal years 2020 and 2021. The Company’s stockholders of record as of the close of business on August 12, 2022 shall be entitled to notice of and to vote at the Annual Meeting. The Company has set a deadline for the receipt of stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), for inclusion in the Company’s proxy materials for the Annual Meeting. Pursuant to the rules of the Securities and Exchange Commission (“SEC”), the Company is providing notice of the deadlines for such proposals by means of this Current Report on Form 8-K.

Any stockholder proposal intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting in accordance with Rule 14a-8 must be delivered to, or mailed and received at, the Company’s principal executive offices at 15915 Katy Freeway, Suite 450 Houston, Texas 77094 on or before the close of business on August 11, 2022, which is the 10th day following the first public announcement of the Annual Meeting as provided herein, as required by the Company's Amended and Restated Bylaws when (i) the Company's Annual Meeting is being held more than 30 days before or after the one-year anniversary of its previous annual meeting and (ii) first public announcement of the date thereof is first provided less than 100 days prior to the date of such annual meeting. The Company has determined August 11, 2022 to be a reasonable time before it expects to begin to print and distribute its proxy materials prior to the Annual Meeting. In addition to complying with this deadline, stockholder proposals intended to be considered for inclusion in the Company’s proxy materials for the Annual Meeting must also comply with all applicable SEC rules.

In addition, any stockholder who intends to submit a director nomination or who intends to submit a proposal regarding any other matter of business at the Annual Meeting and does not desire to have that proposal included in the Company’s proxy materials for the Annual Meeting must ensure that notice of any such nomination or proposal (including certain additional information specified in the Company’s amended and restated bylaws) is delivered to, or mailed and received at, the Company’s principal executive offices on or before the close of business on August 11, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Camber Energy, Inc.

Date: August 1, 2022	By:	/s/ James A. Doris
James A. Doris
Chief Executive Officer and Director

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